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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                January 9, 2009
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                         SANCON RESOURCES RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                         58-2670972
 (State or other jurisdiction                    (IRS Employer Identification
      of incorporation)                                  File Number)

                                 7-9 GRAHAM ROAD
                        CLAYTON SOUTH 3169 VIC AUSTRALIA
                    (Address of Principal Executive Offices)

                                 +61-3-97922555
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02  Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

On January 8, 2009, the chief executive officer and chief financial officer of the Company, under authority granted to them by, and with the approval of, the board of directors, concluded that our previously reported consolidated financial statements for the period ended June 30, 2008 should no longer be relied upon as the quarterly results of the Company's subsidiary Guang Cheng Int'l Trading Ltd. ("Guang Cheng") were not included in the consolidated financial statements.

The effects of the restatements are listed below:

(1) Revised all the results for the three months period ended June 30, 2008 and six months period ended June 30, 2008 in consolidated statements of income.
(2) Revised accumulated profit/(deficit), other comprehensive income, tax payables and other payables in the consolidated balance sheet as at June 30, 2008.
(3) Revised net income (loss), increase (decrease) in tax payable and increase (decrease) in other current liabilities in the consolidated statement of cash flows for the period ended June 30, 2008.

Our chief executive officer and chief financial officer, under authority granted to them by the board of directors, discussed all of the foregoing and reviewed it with our independent registered accountant for the periods mentioned above.

The Company anticipates filing amendment to its Form 10-Q for the second quarter ended on June 30, 2008 to reflect the corrections to its quarterly consolidated financial statements.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements such as statements about the resolution of SEC comments and the filing of amended periodic reports to reflect the restatement. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC; also including, but not limited to, the outcome of the SEC's review process, higher than expected charges after completing the restatement process, and delays in filing amended periodic reports for the affected periods due to our efforts to complete the restatement and respond to SEC comments, any or all of which could cause actual results to differ from those in the forward-looking st atements. The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Sancon Resources Recovery, Inc.
                                        (REGISTRANT)

Date: January 21, 2009

                                        By: /s/ Jack Chen
                                        ----------------------------------
                                        Jack Chen
                                        Chief Executive Officer